UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020 (May 7, 2020)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor
New York, New York 10005
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 7, 2020, Assurant, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2021 annual meeting of stockholders or until their respective successors are elected and qualified; (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (3) approved, by non-binding advisory vote, the 2019 compensation paid to the Company’s named executive officers.

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1:     Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	50,103,099	979,294	41,730	2,433,613
Paget L. Alves	50,658,018	424,398	41,707	2,433,613
Juan N. Cento	48,623,608	2,441,032	59,483	2,433,613
Alan B. Colberg	50,932,302	152,261	39,560	2,433,613
Harriet Edelman	50,668,493	413,920	41,710	2,433,613
Lawrence V. Jackson	50,290,986	791,360	41,777	2,433,613
Jean-Paul L. Montupet	49,317,340	1,764,971	41,812	2,433,613
Debra J. Perry	48,394,404	2,682,328	47,391	2,433,613
Ognjen Redzic	50,918,441	163,821	41,861	2,433,613
Paul J. Reilly	49,756,002	1,326,370	41,751	2,433,613
Robert W. Stein	50,915,917	166,114	42,092	2,433,613

Proposal 2:     Ratification of Appointment of PricewaterhouseCoopers LLP as the Company's Independent
Registered Public Accounting Firm for Fiscal Year 2020

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,909,608	2,627,572	20,556	N/A

Proposal 3:     Non-Binding Advisory Vote on the 2019 Compensation of the Company's Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,183,414	2,900,604	40,105	2,433,613

Item 9.01    Financial Statements and Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Exhibit

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 11, 2020	By:	/s/ Mariana Wisk
Mariana Wisk
Vice President, Corporate Counsel and Interim Secretary